Exhibit 99.1

TODCO Monthly Rig Status Report as of November 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Cold Stacked 05/03
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term term	High $20s Low $30s	9 90	11/10/05 02/08/06
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Denbury Onshore LLC	one well	High $20s	44	12/15/05
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $20s	180	04/30/06
7	Rig 17	Posted - 3000 hp, TD	Operating	Cabot Oil & Gas Corporation	one well	Low $30s	30	12/01/05
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $20s	180	04/30/06
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well one well	Mid $30s Mid $30s	2 45	11/03/05 12/18/05
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $20s	116	02/25/06
14	Rig 29	Conv - 3000 hp, TD	Operating	Petroquest Energy, L.L.C.	one well	High $20s	9	11/10/05
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	High $20s	82	01/22/06
19	Rig 46	Posted - 3000 hp, TDr	Operating	ADTI	one well	Low $30s	14	11/15/05
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Shipyard McMoran Exploration	one well	High $30s	6 60	11/07/05 01/06/06	Began October 21
22	Rig 49	Posted - 3000 hp	Reactivating	Erskine Energy	term	Mid $30s	180	06/13/06	Anticipated start December 2005
23	Rig 52	Posted - 2000 hp, TD	Operating	Yuma Exploration & Production	one well	Mid $30s	14	11/15/05
24	Rig 55	Posted - 3000 hp, TD	Operating	Tellus Operating Group, L.L.C. ADTI	one well one well	Low $30s Mid $30s	49 35	12/20/05 01/24/06
25	Rig 57	Posted - 2000 hp	Operating	Petro-Hunt L.L.C. Shipyard	one well	High $20s	29 14	11/30/05 12/14/05
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Forest Oil Corporation	two wells	High $20s	116	02/25/06
						Average	80	days

TODCO Monthly Rig Status Report as of November 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Shipyard Operating	Spinnaker Exploration	term	Mid $50s	29 121	11/30/05 03/31/06	Began October 24
2	THE 77	Submersible	Cold Stacked 01/99
3	THE 78	Submersible	Cold Stacked 07/01
4	THE 150	150’ - ILC, TD	Operating	Tana Exploration Company Arena	one well one well	Mid $60s Low $80s	4 30	11/05/05 12/05/05
5	THE 152	150’ - MC, TD	Operating	Sabco Exploration Royal Production	one well one well one well one well	High $50s Mid $60s Low $80s Low $80s	9 15 15 15	11/10/05 11/25/05 12/10/05 12/25/05
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
9	THE 191	160’ - MS	Cold Stacked 08/01
10	THE 200	200’ - MC, TD	Operating	Hunt Petroleum (AEC), Inc.	two wells	Mid $60s	56	12/27/05
11	THE 201	200’ - MC, TD	Operating	Gryphon Exploration Co.	one well	Low $60s	9	11/10/05
12	THE 202	200’ - MC, TD	Shipyard				18	11/19/05	Began October 12
13	THE 203	200’ - MC, TD	Operating	Marlin Energy ADTI	one well one well one well	Mid $50s High $50s Mid $60s	3 30 30	11/04/05 12/04/05 01/03/06
14	THE 204	200’ - MC, TD	Operating	Novus Louisiana L.L.C.	one well one well	Mid $50s Mid $50s	5 20	11/06/05 11/26/05
15	THE 207	200’ - MC, TD	Operating	Gryphon Exploration Co. Black Pool Energy	one well one well	Mid $50s Mid $60s	10 30	11/11/05 12/11/05
16	THE 250	250’ - MS, TD	Operating	Houston Exploration Company McMoran Exploration	one well one well	High $50s Low $80s	9 30	11/10/05 12/10/05
17	THE 251	250’ - MS, TD	Operating	ADTI Tana Exploration Company	one well term	Mid $50s Mid $50s	14 85	11/15/05 02/08/06
18	THE 252	250’ - MS	Cold Stacked 11/01
19	THE 253	250’ - MS	Operating Shipyard Operating	St. Mary Land & Exploration Tana Exploration Company	one well term	Low $50s Mid $60s	14 30 180	11/15/05 12/15/05 06/13/06	Scheduled maintenance
20	THE 254	250’ - MS	Cold Stacked 07/01
21	THE 255	250’ - MS	Cold Stacked 07/01
22	THE 256	250’ - MS	Cold Stacked 03/99
						Average	61	days

TODCO Monthly Rig Status Report as of November 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	372	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	615	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	909	04/28/08
						Average	632	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	168	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	term	Low $20s	307	09/04/06
						Average	238	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	656	08/19/07
						Average	656	days
Colombia
1	THE 156	150’ - ILC, TD	Shipyard/Mobilization Colombia	Chevron Texaco Chevron Texaco	three wells	Low $60s	40 130	12/08/05 04/17/06	Began October 16
						Average	130	days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp	Stacked
4	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	Low $20s	9	11/10/05
5	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	Low $20s	29	11/30/05
6	Cliffs #43	2000 hp	Stacked						1 year LOI w/ PDVSA - Mid $20s
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Low $20s	75	01/15/06	Contract Pending
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Low $30s	363	10/30/06	Contract Pending
						Average	119	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service. Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.